INVESTMENT MANAGER'S REPORT

When the Fed cuts rates by 200 basis points or by 30 percent from its peak-both of which occurred Wednesday [April, 18th]-the market was up the subsequent year without exception since the 1950s, with the average increase in the market totaling 25 percent."
	--Bruce Steinberg, Merrill Lynch Chief Economist



The last year or so has been very painful for most investors but not for our shareholders. Fortunately, our investments have weathered the current volatility better than most. Through May 21st of 2001, your fund NAV is $16.48, or up year to date by 11.4%, comparing very favorably against the S&P 500 and NASDAQ, which are down 0.1% and 6.7% respectively. Since the peak of the NASDAQ on March
10th, 2000 the Value and Growth portfolio is up 40.1%, while the S&P
500 has declined 11%, and the NASDAQ, experiencing one of the worst bear markets in history, has lost an unfathomable 54.3%. For our reporting period through March 31st, the performance numbers are as follows:

			 Smaller Companies
Period		V&G<F1>	Russell<F3> Russell<F3> Russell<F3>
			  2000 	2000              2000
			  Value	                     Growth
Last Quarter 	(6.0)% 	   1.0% 	(6.3)%        (15.2)%
Last 6 Months	(1.0)%	   9.2%               (13.0)%        (32.3)%
2000<F2>	 17.7% 	 22.8% 	(3.0)%        (22.4)%
1999<F2>                            (22.1)% 	(1.5)% 	21.3%           43.1%
1998<F2>	 (3.1)%	(6.5)%                 (2.5)%              1.2%
1997<F2> 	  45.6% 	31.8% 	22.4%            12.9%
1996<F2> 	  26.3% 	21.4% 	16.5%            11.3%
Since Inception 	    8.1% 	12.9%	  9.1%               4.1%
(annualized)

<F1> After the maximum sales charge of 4.5%, the returns for the last quarter, 6  months, 2000, 1999,1998, 1997, 1996, and since inception (11/06/95)
would be: (10.2)%, (5.5)%, 12.4%, (25.6)%,(7.4)%, 39.0%, 20.6%, and 7.21%
respectively.
<F2> Calendar years.  Highest comparative returns for period are shaded.
<F3> The Russell 2000 indices are unmanaged indexes widely recognized as representative of smaller companies. These indices bear no transaction costs, no management fees, and cannot be actually bought or sold.

SEE NOTES TO FINANCIAL STATEMENTS

INVESTMENT MANAGER'S REPORT

The Four Most Expensive Words on Wall Street, "This Time is Different"
[chart]
The investment approach that was most successful from mid-1998 through the spring of 2000 has led to the destruction of $5 trillion dollars of investors' wealth. During the halcyon days of the late '90s the best investment strategy was to own the companies experiencing the fastest increase in expectations and enthusiasm, regardless of their valuations. This led investors to crowd into dot-coms, biotech, Internet infrastructure companies, wireless communications, broadband companies, and sundry other "New Era" companies. Alas, rising expectations were much easier to generate than rising profits. Today, investors are seeing the downside of investing on the basis of expectations, as opposed to fundamentals like profits and a company's net worth. Investors' expectations are much more volatile than established companies' fundamentals. Many companies that were worth billions of dollars just a few months ago have cost investors 99% of their investment. As expectations evaporated, so did the market value of these companies, along with the retirement savings of millions of households around the world. Our insistence on buying only the good businesses that were attractively priced has saved our investors much pain and suffering. Investors cannot ignore the price they pay for a company anymore than a mountain climber can ignore gravity.


The Fed is Not Just Pushing on a String

With the dollar strong and inflation dormant, the Federal Reserve has all the latitude necessary to lower interest rates enough to stimulate the economy. In the last recession of 1991-92, the Fed Funds rate was lowered to 3%. Today it stands at 4.0%. Even if the economy does not immediately respond to the previous rate cuts, it is erroneous to conclude that the cuts aren't working. We can see that the rate cuts are having the desired effect of increasing the money supply. The money

SEE NOTES TO FINANCIAL STATEMENTS

INVESTMENT MANAGER'S REPORT


supply, after falling through the latter part of 2000, has responded by growing at its fastest rate since the Asian crisis in 1998. While not immediately evident in the spending patterns of consumers, the increased abundance of money available to our economy will lead to increased consumption and economic activity.
	[chart]
The question facing investors today is which sectors of the economy will stand to benefit the most from this economic stimulus?
Since the day the Fed first cut rates on January 3rd, the Value and Growth portfolio is up 8%, while the NASDAQ has fallen 19%. We suspect that the reason for this outperformance is that technology businesses are not very responsive to interest rates. The fortunes of technology companies tend to rise and fall with each new product cycle. Today, there is a limited number of emerging groundbreaking technologies to drive new purchases, but there is plenty of overcapacity. Most everyone who wants a PC or a cell phone has one already. The silver lining is that the medicine that Alan Greenspan has to prescribe favors those areas of the market in which your portfolio is concentrated. When interest rates are cut, the primary beneficiaries are the companies whose businesses are most sensitive to interest rates. Consumer goods companies like homebuilders, car dealers, and retail stores all benefit disproportionately from lower interest rates. If you are a consumer who will not buy a house at 10% interest, you may reconsider when the interest on a mortgage falls to 6%. Similarly, you may carry more credit card debt if your financing cost is only 13% instead of 17%. That new car might be more compelling if you borrow at 4% instead of 8%.

SEE NOTES TO FINANCIAL STATEMENTS

INVESTMENT MANAGER'S REPORT

Overcapacity in Technology


To understand the solution to our economic troubles, we have to understand the problem. Unlike most economic recessions of the 20th century, this economic slowdown is not a result of excessive inflation or a decrease in spending by consumers. This contraction more closely resembles the slowdowns of the latter 19th century. Investors became enamored with new technology, so they threw trillions of dollars at unproven industries and companies. These companies, when they weren't taking their employees on all expense paid vacations to Cabo San Lucas, as in the case of one Austin based startup, invested aggressively in the latest routers, servers and telecommunications
equipment.  	[chart]

Naturally, the excessive capital investments have failed to produce a return commiserate with the companies' cost of capital.
Now that these companies are on the verge of bankruptcy, they are putting their one or two year old technology up for auction on EBAY.
The large companies who produce all of this equipment now find themselves with a customer base that is largely bankrupt, and that is acting as competition by selling next-to-new merchandise for a fraction of its manufacturing cost. Of course this has made it very difficult for Lucent and Cisco and the like to sell their products. Cisco recently wrote off $2.5 billion worth of inventory. To make matters worse, technology manufacturers are some of the largest lenders to these now bankrupt companies.
The recent plunge in the NASDAQ reflects the outlook for technology. Not unlike the real estate bust in the late '80s, more equipment has been produced than can possibly be used. The only way to move the excess inventory is to cut prices. As prices are cut, profits shrink. As profits shrink, employees are laid off. It's a boom-bust scenario similar to countless other cycles of excess speculation.

SEE NOTES TO FINANCIAL STATEMENTS

INVESTMENT MANAGER'S REPORT


Unfortunately for technology investors who are now in a position similar to that of the S&Ls in the late '80s, the government does not guarantee investment accounts. There will be no bailout of investors' losses. Now, the only hope of avoiding recession rests in the ability of households to consume and spend enough to offset the meltdown of spending on technology.

Is That a Light at the End of the Tunnel, or an Oncoming Train?

We do not anticipate a significant recovery for technology
stocks.  While the value of the NASDAQ has quickly dropped nearly
60% from its peak, the combined earnings of the companies
representing the NASDAQ have fallen further, down 67% from peak earnings. A result of the recent earnings decline is that the P/E ratio of the NASDAQ is higher than it was at the peak in March of 2000.
Given the meltdown of technology spending, anticipating an imminent
earnings recovery for the NASDAQ is a mistake.   For the NASDAQ,
the light at the end of the tunnel is a train.

Money Leaving Tech, Going into Consumer Companies--
An Ocean of Liquidity Poured into a Swimming Pool

The bottom line for investors today is that the technology stocks have crashed and are unlikely to recover any time soon. It's too late to fight yesterday's battle. The quickest way to recover losses from technology investments is to move the assets out of technology stocks and into the area of the economy that is most responsive to the Fed's aggressive interest rate cuts. Consumer spending accounts for roughly two thirds of the nation's economy, while spending by businesses accounts for roughly one-third. Essentially, the economy is a three-cylinder engine, and the consumer fires two of them. With the business piston sputtering, Greenspan has to increase the power of the other two. He accomplishes this by lowering interest rates. Since the creation of the Federal Reserve, when the Fed cuts interest rates four times in succession as it has done this year, the average 12-month gain is 23.2%. But not every sector in the market gains. Typically, the sectors that benefited from the previous economic expansion's excesses underperform the market for a number of years, as those excesses are unwound. For technology, which many experts suggest is the most excessive speculative bubble of all time; the recovery of the last year's losses may take ten to twenty years.

SEE NOTES TO FINANCIAL STATEMENTS

INVESTMENT MANAGER'S REPORT


Value and Growth Portfolio vs. S&P 500 and NASDAQ
Since the Peak of the NASDAQ on March 10, 2000, through May 14th, 2001

 [chart]
Fortunately, there are an unprecedented number of investment opportunities available today outside of technology. Energy, health-care, and consumer-oriented companies represent just a few of the areas that are delivering tremendous returns to investors. Even in this difficult economic period, earnings for these companies are exceeding expectations. The Value and Growth portfolio is heavily concentrated in the economic sectors that are currently showing the most robust earnings growth and that stand to benefit directly from lower
borrowing costs.   The Fed's recent aggressive rate cuts increase the
probability that these companies and the Value and Growth portfolio will continue to deliver outstanding returns to investors.

Eric Barden, CFA
Mark A. Coffelt, CFA
Portfolio Managers


SEE NOTES TO FINANCIAL STATEMENTS

PORTFOLIO OF INVESTMENTS
	March 31, 2001

Industry 		 Shares 	Company	 	Market  	 %
		     		  	Value

Advertising/Marketing  	  5,600 	4 Kids Entertainment* 	  63,112 	0.3

Agricultural Products 	20,800 	Dimon 		160,160 	0.9

Air Freight 	  2,800 	Acln, Ltd.* 		  67,200  	0.4
	                             22,000                 OMI* 		142,560 	0.8
		16,000 	Teekay Shipping 	681,600 	3.7
					891,360 	4.8

Airlines 		10,000 	Overseas Shipholding 	274,900 	1.5

Auto Parts 	  8,000 	Cooper Tire and Rubber 	  90,800 	0.5
		45,400 	TBC Corporation* 	275,237 	1.5
					366,037 	2.0

Banks - Major Regional 	  2,500 	1st Source 		  46,719 	0.3
			9,950 Nara Bank* 	184,075 	1.0
					230,794 	1.3

Building Materials 	22,500 	Dal-Tile International* 	338,625 	1.8

Chemicals - Diverse 	15,000 	Engelhard Corporation 	387,900 	2.1

Chemicals - Specialty 	  7,500 	Cytec* 		240,150 	1.3
		  5,000 	Ferro 		101,650 	0.6
				   	341,800 	1.9

Comm'l and Cons    	12,000  	Galileo Int'l 		262,800 	1.4
		10,000 	Insurance Auto Auction* 	122,500 	0.7
		10,900 	Pre-Paid Legal Services* 	112,924 	0.6
					498,224 	2.7

SEE NOTES TO FINANCIAL STATEMENTS

PORTFOLIO OF INVESTMENTS
	March 31, 2001

Computer Hardware 	72,000 	Iomega* 		264,960 	1.4

Computer Software/Svcs 14,000 	Carreker-Antinori Inc.* 	266,000 	1.4

Construction - Cement 	17,000 	Lafarge Corp. 		515,780 	2.8

Consumer (Jewel/Gift) 	27,000 	Fossil* 		469,125 	2.5
		  7,600 	Russ Berrie & Co. Inc. 	191,672 	1.0
					660,797 	3.6

Consumer Finance 	  1,700 	WFS, Inc. 		  29,962 	0.2

Data Processing 	  8,000 	Efunds* 		154,000 	0.8

Electrical Equipment 	10,000 	Smith A O Corp 		195,300 	1.1

Electronics - Semi 	  2,000 	Mattson Technology* 	  30,250 	0.2

Engineering & Const.	 10,000 	Emcor Group* 		306,300 	1.7
		 20,700 	URS* 		393,300 	2.1
					699,600 	3.8

Entertainment 	13,000 	Handleman Co.* 	129,610 	0.7

Financial (Diverse) 	10,500 	Actrade* 		240,844 	1.3
		      500 	Triad Guaranty Inc.* 	  16,594 	0.1
					257,438 	1.4
Foods 		   5,000 	Smithfield Foods* 	162,500 	0.9

Footwear 	33,000 	Brown Shoe 		622,050 	3.4
		31,000 	Steven Madden* 	455,313 	2.5
				                          1,077,363 	5.9

SEE NOTES TO FINANCIAL STATEMENTS

PORTFOLIO OF INVESTMENTS
	March 31, 2001

Gaming and Lottery 	      700 	Hollywood Casino* 	     6,300 	0.0
		27,600 	Penn National Gaming* 	345,000 	1.9
					351,300 	1.9

Health Care - 	65,700 	Medical Action Industries* 	281,281 	1.5
Med Prod and Supply 	  3,400 	Orthofix International NV* 	  76,712	0.4
   		  8,000	Polymedica Inds* 	182,000 	1.0
					539,993 	2.9

Health Care - Spec. Serv 23,900 	Option Care* 		227,050 	1.2

Homebuilding 	  2,000 	M/I Schottenstein 	  59,600 	0.3
		  6,050 	MDC Holdings 		238,068 	1.3
		  2,500 	Pulte 		101,025	0.5
		  4,900 	Ryland 		203,350 	1.1
		  6,000 	Standard Pacific Corp. 	126,600 	0.7
		  8,000 	Toll Brothers* 		308,000 	1.7
					938,268 	5.6

Household Furniture/ 	16,000 	Craftmade Int'l 		116,500 	0.6
Appliances

Insurance - Property 	  2,000 	Fidelity National Financial 	  53,540 	0.3
		  5,200 	Radian Group Inc. 	352,300 	1.9
					405,840 	2.2

Iron and Steel 	15,000 	Wolverine Tube* 	189,750 	1.0

Lodging - Hotels 	12,500 	Prime Hospitality* 	135,000 	0.7

Machinery (Diverse) 	  3,000 	Milacron 		  54,330 	0.3
		  9,700 	Moog Inc.* 		344,350 	1.9
					398,680 	2.2

Manufacture - Diverse 	  7,100 	Lawson Products 	175,725 	1.0


SEE NOTES TO FINANCIAL STATEMENTS

PORTFOLIO OF INVESTMENTS
	March 31, 2001

Manufacture - Special 	  8,800 	Albany International* 	161,920 	0.9
		26,000 	JLG Industries 		338,000 	1.8
					499,920 	2.7

Natural Gas 	14,000 	Soutwestern Energy* 	138,600 	0.8
		  8,000 	UGI 		195,920 	1.1
		      500 	Western Gas 		  16,125 	0.1
					350,645 	1.9

Oil - Domestic 	   4,650 	Greka Energy* 		  69,169 	0.4

Oil - Exploration 	 16,800 	Chesapeake Energy* 	148,680 	0.8
and Production	   4,500 	Comstock Resources* 	  50,625 	0.3
		   2,000 	Cross Timbers  	  49,500 	0.3
		   4,000 	Denbury Resources* 	  32,400	0.2
		      800  	Devon Energy 		  46,560 	0.3
		23,000 	Magnum Hunter* 	270,250 	1.5
		  5,800 	Mitchell Energy 		304,500 	1.7
		  3,700 	Ocean Energy 		  61,235 	0.3
		  7,800 	Patina Oil & Gas 	208,260 	1.1
		  1,000 	Stone Energy* 		  49,270 	0.3
		  2,400 	Vintage Petroleum 	  48,840 	0.3
				                          1,270,120 	6.9

Oil and Gas Refin 	10,000 	Utramar Diamond Sham. 	361,800 	2.0
and Market.	11,000 	Valero 		390,500 	2.1
					752,300 	4.1

Personal Care 	21,220 	Natures Sunshine Products 	147,214 	0.8

REITS - Eq Spec/Homes 27,000 	Innkeepers Trust 	302,400 	1.6


SEE NOTES TO FINANCIAL STATEMENTS

PORTFOLIO OF INVESTMENTS
	March 31, 2001

REITS - Mortgage Back 	  8,700 	Hanover Cap. Mtg. Hldg. 	  56,550 	0.3
		10,000 	I Star Financial 		230,700 	1.3
					287,250 	1.6

REITS Eq Retail 	  7,800 	Chelsea Property Group 	329,160 	1.8
		10,000 	Glimcher Realty Trust 	151,100 	0.8
					480,260 	2.6

Restaurants 	25,000 	Landry's Seafood 	283,750 	1.5
		20,000 	Ryan's Family Steak* 	212,500 	1.2
		13,800 	The Steak & Shake* 	118,680 	0.6
					614,930 	3.3

Retail - Apparel 	11,500 	Deb Shops 		205,562 	1.1

Retail - Dept. Stores 	  4,000 	Gottschalks* 		  20,200 	0.1

Retail - Discounters 	  8,000 	Dress Barn* 		187,500 	1.0
		20,000 	Stein Mart* 		218,750 	1.2
					406,250 	2.2

Retail - Specialty 	12,000 	Borders Group* 	201,960 	1.1
		  4,500 	Group 1 Automotive* 	  56,475 	0.3
		52,800 	Hancock Fabrics 	398,640 	2.2
					657,075 	3.6

Savings and Loan 	  8,500 	Golden State Bancorp 	236,980 	1.3
		  3,000 	Westcorp 		  52,200	0.3
					289,180 	1.6

Textiles - Apparel 	  6,200 	Oshkosh B'Gosh "A" 	158,100 	0.9
		10,000 	Russell Corp. 		187,000 	1.0
					345,100 	1.9
*Non-income producing security


SEE NOTES TO FINANCIAL STATEMENTS

PORTFOLIO OF INVESTMENTS
	March 31, 2001

Total Equity Investments			                       18,280,725             99.4
(cost $17,938,354)

Demand Notes

Wisc. Corp Cent. Cr. Union D Note 			  97,318 	0.5
(4.6300% 12-31-2031)

Sara Lee Corp. D Note 				  94,740 	0.5
(4.6550% 12-31-2031)

Wisc. Elec. Power Co. D Note 			113,339 	0.6
(4.6300% 12-31-2031)

Total Short-Term  (Cost $305,397) 			305,397 	1.6
Investments

Total Investments			                        18,586,121         101.0
(Cost $18,243,751) (a)

Other Assets and Liabilities			(186,743)         (1.0)

Total Net Assets  			                        18,399,378         100.0



(a) At March 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $18,720,362 is as follows:

Gross unrealized appreciation  $307,144
Gross unrealized depreciation      -
Net unrealized appreciation    $307,144



SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (unaudited)
March 31, 2001

				Value &
				Growth
ASSETS

    Investments at Market Value, 		$18,280,725

        (Identified Cost $17,938,355) (Note 1-A)
    Cash 				        305,396
    Receivable for Fund Shares Sold		                     0
    Interest Receivable			             5,431
    Receivable for Investment Securities Sold 	           62,260
    Dividends Reveivable   		           26,143
           Total Assets			   18,679,954

LIABILITIES
    Payable for Fund Investments Purchased 	        236,433
    Payable for Fund Shares Purchased 		             3,991
    Advisory Fee Payable (Note 2)		           15,891
    Administration Fees Payable (Note 2)		             8,795
    Distribution Fees Payable		                389
    Accrued Expenses			           15,077
           Total Liabilities			         280,576

NET ASSETS			 $18,399,378

NAV AND REPURCHASE PRICE PER SHARE 	              13.19
(Applicable to 1,322,635 shares outstanding, $.0001 par value,
25 million shares authorized).
MAXIMUM OFFERING PRICE PER SHARE	               14.57
   (100/95.5 of net asset value)
NET ASSETS
At March 31, 2001, net assets consisted of:
 Paid - In Capital			    35,921,158
 Undistributed Net Investment Income		     (1,152,267)
 Accumulated Net Realized Loss on Investments       	   (16,711,882)
 Net Unrealized Appreciation on Investments	          342,370
				  $18,399,378

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS (unaudited)
For the Six Months Ended March 31, 2001


				      Value &
				       Growth

INVESTMENT INCOME
	Dividends		$	           85,116
	Interest			           29,211
	Other Income			              1,101
TOTAL INVESTMENT INCOME		         115,428

EXPENSES
	Administrative Fee (Note 2)		           52,327
	Management Fee (Note 2)		           94,681
	12B-1 Fees (Note 2)		           23,670
	Custody Fee			             8,096
	Interest Expense (Note 4)		             2,039
TOTAL EXPENSES			         180,813

NET INVESTMENT INCOME/(LOSS)		          (63,385)

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
  Net Realized Gain from Security Transactions	      2,008,509
  Increase/(Decrease) in Unrealized Appreciation	     (2,142,910)

NET GAIN/ (LOSS) ON INVESTMENTS		        (134,400)

NET INCREASE/(DECREASE) IN NET ASSETS
    FROM OPERATIONS		$	         (199,785)



SEE NOTES TO FINANCIAL STATEMENTS

Value & Growth Portfolio
CHANGES IN NET ASSETS (unaudited)

				          Value &
				          Growth

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net Investment Gain/(Loss)		        $(63,385)
 Net Realized Gain/(Loss) on Investments	      2,008,509
 Increase in Unrealized Appreciation on Investments	     (2,142,910)

INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS			         (199,785)

CAPITAL SHARE TRANSACTIONS: (a)
  Shares Sold			       1,787,936
  Shares Redeemed			       1,924,083

INCREASE FROM CAPITAL SHARE
TRANSACTIONS			         (136,147)

TOTAL INCREASE IN NET ASSETS		         (335,932)

NET ASSETS
  Beginning of Period			     18,735,310
  End of Period			   $18,399,378


(a) CAPITAL SHARE TRANSACTIONS
  Shares Sold			           126,342
  Shares Redeemed			          (137,416)

TOTAL INCREASE IN SHARES		            (11,074)


SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (unaudited)
For A Share Outstanding Throughout The Period


				            Value &
				             Growth

PER SHARE OPERATING
PERFORMANCE
NAV, BEGINNING OF PERIOD	$	              14.05

INCOME FROM INVESTMENT
OPERATIONS:
Net Investment Income (Loss)		                (.03)
Net Realized and Unrealized Gains/
(Losses)			                (.07)

TOTAL FROM INVESTMENT
OPERATIONS:			                (.11)

NAV, END OF PERIOD		$	             13.91

TOTAL RETURN FOR SIX
MONTHS			              (1.0)%

RATIOS/SUPPLEMENTAL
DATA
Net Assets-End of Period 	$	18,399,378

RATIOS TO AVERAGE NET
ASSETS
Expenses			                .95
Net Investment Income (Loss)	    	               (.33)
Portfolio Turnover Rate			                234%
Avg. Debt Per Share			                None
Avg. amount of debt outstanding ($000)		                None
Avg. number of shares outstanding (000)		                1,345

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (unaudited)

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES
Texas Capital Value Funds, Inc. was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company
Act of 1940 as a non-diversified, open-end management investment company.  The Value & Growth Portfolio (the "V&G") is a series of the
Texas Capital Value Funds, Inc, collectively (the "Funds"). V&G began investment operations on November 6, 1995. V&G's investment objective is capital appreciation. The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.  The policies are in conformity with generally accepted accounting principles.
A. 	Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00pm Eastern time).
Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-
market.  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Funds' Board of
Directors.  Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.
B. 	Federal Income Taxes - It is the Funds' policy to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Funds intend to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.
C. 	Securities Transactions, Investment Income and Other - Securities
transactions are recorded on the next business date after trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-
dividend date and interest income is recorded on the accrual basis.
D. 	Distributions to Shareholders.  Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.  These differences are primarily due to net operating losses and post-October capital losses.
E. 	Accounting Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (unaudited)

2.    TRANSACTIONS WITH AFFILIATES

Investment Advisory and Administrative Agreements
The Funds have investment advisory agreements with the Advisor, First Austin Capital Management, Inc., pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets.
The Advisor provides continuous supervision of the investment portfolios and pays the cost of compensation of the officers of the Funds, occupancy and certain clerical and administrative costs involved in the day to day operations of the Funds..
In addition, the Advisor is acting as the administrator to the Funds. For these services, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the 1st $5 million,
 .50% on the next $25 million, .28% on the next $70 million, .25% on the
next $100 million, and .20% for over $200 million of each series.   The
Advisor bears most of the operating expenses of the Funds including legal, audit, printing, and insurance.

Transactions with Samuels-Chase
The Advisor owns an interest in Samuels-Chase, a registered broker-dealer. For the six month period ending March 31, 2001, V&G transacted $219,174 in commissions through Samuels-Chase. All transactions are at $.06 per share, or at rates considered competitive with comparable transactions elsewhere. The Board reviews affiliated transactions quarterly.

Distribution Agreement and Plan
The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the Funds contract with registered broker-dealers and their agents to distribute shares of the Funds. The Distributor received a fee, computed daily at an annual rate of .25% of the average daily net assets. For the period ending March 31, 2001, the amount paid to the Distributor was $23,670 for V&G.

3.	PURCHASES AND SALES OF SECURITIES--For the period ended
March 31, 2001 the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $63,627,024 and $65,635,533, respectively, for the Value & Growth Portfolio.

4.	LINE OF CREDIT-The Funds have a $9 million secured line of credit with Firstar Bank NA. Borrowings under this arrangement bear interest at the bank's prime rate. At March 31, 2001, the Funds had no borrowings outstanding. Based upon balances outstanding during the year, the weighted average interest rate was 0% and the weighted average amount outstanding was $0.